UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 24, 2008

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 24, 2008, Dollar Thrifty Automotive Group, Inc. (the “Company”) announced that it and the requisite percentage of the lenders under the Company’s Senior Secured Credit Facility, dated as of June 15, 2007 (as amended, the “Credit Agreement”), amended the Credit Agreement to extend the application of the current calculation of its leverage ratio test. Under the amended Credit Agreement, compliance with the leverage ratio test at any date through February 28, 2009 will be based on Corporate EBITDA (as defined in the Credit Agreement) for the trailing four quarters ended June 30, 2008, rather than for the most recently completed trailing four quarters. Following the amendment period, the leverage ratio test will again be based on Corporate EBITDA for the trailing four quarters most recently completed prior to the relevant test date. After giving effect to the amendment, the Company is in compliance with the leverage ratio test.

In connection with the amendment of the Credit Agreement, the Company prepaid $10 million of its outstanding term loan and permanently reduced the aggregate outstanding enhancement letters of credit with respect to its commercial paper and medium-term note programs by $10 million. The revolving loan and letter of credit commitment is permanently reduced to $340 million, and the aggregate amounts of enhancement letters of credit for the commercial paper and medium-term note programs permitted to be outstanding at any time are permanently capped at current levels, after giving effect to the above reduction. During the amendment period, the Company may not borrow under the Credit Agreement and must maintain at least $60 million of unrestricted cash and cash equivalents, among other restrictions.

The foregoing description is qualified in its entirety by reference to the amendment attached hereto as Exhibit 10.203, which is incorporated herein by reference. The Company’s press release relating to the amendment is attached hereto as Exhibit 99.56, which is also incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.203

Third Amendment to Credit Agreement dated, as of November 17, 2008 and effective as of November 24, 2008, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party thereto

99.56	News release reporting on Third Amendment to Credit Agreement, issued by Dollar Thrifty Automotive Group, Inc. on November 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

November 24, 2008	By:	/s/ H. CLIFFORD BUSTER, III
H. Clifford Buster, III
Executive Vice President and Chief

Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.203

Third Amendment to Credit Agreement dated, as of November 17, 2008 and effective as of November 24, 2008, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party thereto

99.56	News release reporting on Third Amendment to Credit Agreement, issued by Dollar Thrifty Automotive Group, Inc. on November 24, 2008

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